UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00204

AB DISCOVERY GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2018

Date of reporting period: July 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

JUL    07.31.18

ANNUAL REPORT

AB DISCOVERY GROWTH FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Discovery Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY GROWTH FUND | 1

ANNUAL REPORT

September 18, 2018

This report provides management’s discussion of fund performance for AB Discovery Growth Fund for the annual reporting period ended July 31, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF JULY 31, 2018 (unaudited)

	6 Months	12 Months
AB DISCOVERY GROWTH FUND[1]
Class A Shares	8.01%	30.56%
Class B Shares[2]	7.66%	29.59%
Class C Shares	7.60%	29.51%
Advisor Class Shares[3]	8.16%	30.96%
Class R Shares[3]	7.74%	29.98%
Class K Shares[3]	7.90%	30.40%
Class I Shares[3]	8.07%	30.87%
Class Z Shares[3]	8.14%	30.91%
Russell 2500 Growth Index	4.83%	22.18%

1

Includes the impact of proceeds recorded and credited to the Fund in connection with regulatory settlements, which enhanced performance for the six- and 12-month periods ended July 31, 2018, by 0.00% and 0.07%, respectively.

2

Effective July 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2500 Growth Index, for the six- and 12-month periods ended July 31, 2018.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. For the 12-month period, stock selection was particularly strong in the consumer/commercial services sector; technology and health care holdings also benefited, relative to the

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benchmark. Security selection in the financial and producer durables sectors detracted. Cash holdings, held for transactional purposes, detracted in the strong equity market environment.

For the six-month period, stock selection contributed in the health care, technology and consumer/commercial services sectors. Financial holdings detracted, as did stock selection within producer durables.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US stocks rallied during the 12-month period ended July 31, 2018, helped by major corporate tax reform and strong earnings. In terms of style, growth stocks outperformed value stocks and large-cap growth and small-cap growth had similar returns. Geopolitical concerns—especially tension between the US and North Korea—weighed on performance early in the period but were soon overshadowed by the benefits of tax reform. Market jitters returned as investors feared the impact of rising interest rates. Then, increasing trade disputes caused equities to decline. The US imposed tariffs on Chinese, European, Canadian and Mexican goods, which were met with retaliatory sanctions. Strong corporate earnings and economic data helped buoy stocks at the end of the period.

The Fund continues to be built from the bottom up, with an emphasis on companies that can deliver fundamental outperformance. Relative valuations for companies with this profile—positive earnings revisions and surprises—remain near the long-term average. Reflecting this bottom-up investment process, the Fund’s Senior Investment Management Team continued to find opportunities across most sectors. The Fund emphasizes secular firms that have unique growth drivers or company-specific initiatives that would support future earnings growth even in the absence of a material acceleration in economic outlook.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall US market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, “small- and mid-capitalization companies” are generally those companies that, at the time of investment, fall within the lowest 25% of the total US equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). Because the Fund’s definition of small- and mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the

(continued on next page)

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future, the Fund may define small- and mid-capitalization companies using a different classification system.

The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may also invest up to 20% of its total assets in rights and warrants.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Growth Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Growth Index represents the performance of small- to mid-cap growth companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Sector Risk: The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology, industrials or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

7/31/2008 TO 7/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Discovery Growth Fund Class A shares (from 7/31/2008 to 7/31/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	30.56%	25.03%
5 Years	12.78%	11.81%
10 Years	12.88%	12.40%
CLASS B SHARES
1 Year	29.59%	25.59%
5 Years	11.89%	11.89%
10 Years[1]	12.10%	12.10%
CLASS C SHARES
1 Year	29.51%	28.51%
5 Years	11.90%	11.90%
10 Years	11.97%	11.97%
ADVISOR CLASS SHARES[2]
1 Year	30.96%	30.96%
5 Years	13.05%	13.05%
10 Years	13.13%	13.13%
CLASS R SHARES[2]
1 Year	29.98%	29.98%
5 Years	12.33%	12.33%
10 Years	12.45%	12.45%
CLASS K SHARES[2]
1 Year	30.40%	30.40%
5 Years	12.64%	12.64%
10 Years	12.79%	12.79%
CLASS I SHARES[2]
1 Year	30.87%	30.87%
5 Years	13.06%	13.06%
10 Years	13.22%	13.22%
CLASS Z SHARES[2]
1 Year	30.91%	30.91%
Since Inception[3]	13.61%	13.61%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.00%, 1.81%, 1.77%, 0.77%, 1.40%, 1.13%, 0.77% and 0.70% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 5/30/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	26.42%
5 Years	13.36%
10 Years	12.51%
CLASS B SHARES
1 Year	26.92%
5 Years	13.41%
10 Years[1]	12.22%
CLASS C SHARES
1 Year	29.99%
5 Years	13.48%
10 Years	12.12%
ADVISOR CLASS SHARES[2]
1 Year	32.28%
5 Years	14.60%
10 Years	13.26%
CLASS R SHARES[2]
1 Year	31.54%
5 Years	13.92%
10 Years	12.58%
CLASS K SHARES[2]
1 Year	31.79%
5 Years	14.23%
10 Years	12.92%
CLASS I SHARES[2]
1 Year	32.31%
5 Years	14.64%
10 Years	13.36%
CLASS Z SHARES[2]
1 Year	32.34%
Since Inception[3]	13.96%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 5/30/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,080.10	$4.85	0.94%
Hypothetical**	$1,000	$1,020.13	$4.71	0.94%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class B
Actual	$1,000	$1,076.60	$9.01	1.75%
Hypothetical**	$1,000	$1,016.12	$8.75	1.75%
Class C
Actual	$1,000	$1,076.00	$8.80	1.71%
Hypothetical**	$1,000	$1,016.31	$8.55	1.71%
Advisor Class
Actual	$1,000	$1,081.60	$3.66	0.71%
Hypothetical**	$1,000	$1,021.27	$3.56	0.71%
Class R
Actual	$1,000	$1,077.40	$7.21	1.40%
Hypothetical**	$1,000	$1,017.85	$7.00	1.40%
Class K
Actual	$1,000	$1,079.00	$5.62	1.09%
Hypothetical**	$1,000	$1,019.39	$5.46	1.09%
Class I
Actual	$1,000	$1,080.70	$3.92	0.76%
Hypothetical**	$1,000	$1,021.03	$3.81	0.76%
Class Z
Actual	$1,000	$1,081.40	$3.41	0.66%
Hypothetical**	$1,000	$1,021.52	$3.31	0.66%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

July 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,412.9

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
IDEX Corp.	$44,107,101	1.8%
GrubHub, Inc.	42,310,457	1.8
Teladoc, Inc.	41,575,162	1.7
Grand Canyon Education, Inc.	41,476,873	1.7
Planet Fitness, Inc.	41,333,514	1.7
Lazard Ltd. – Class A	41,018,383	1.7
Bright Horizons Family Solutions, Inc.	40,413,119	1.7
Five Below, Inc.	39,183,462	1.6
Lincoln Electric Holdings, Inc.	38,367,632	1.6
ICON PLC	38,058,451	1.6
	$407,844,154	16.9%

1	All data are as of July 31, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

July 31, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Information Technology – 26.9%
Communications Equipment – 1.7%
Arista Networks, Inc.(a)	78,060	$19,962,284
Ciena Corp.(a)	814,310	20,683,474

		40,645,758

Electronic Equipment, Instruments & Components – 0.8%
Littelfuse, Inc.	88,590	19,208,084

Internet Software & Services – 9.2%
2U, Inc.(a)	390,183	29,521,246
Dropbox, Inc. – Class A(a)(b)	370,649	9,922,274
Etsy, Inc.(a)	589,660	24,093,507
GrubHub, Inc.(a)	347,120	42,310,457
New Relic, Inc.(a)	290,569	28,388,591
Nutanix, Inc. – Class A(a)	701,380	34,290,468
Trade Desk, Inc. (The) – Class A(a)(b)	314,100	26,484,912
Twilio, Inc. – Class A(a)	463,290	26,819,858

		221,831,313

IT Services – 1.4%
Worldpay, Inc. – Class A(a)	400,142	32,887,671

Semiconductors & Semiconductor Equipment – 2.3%
Marvell Technology Group Ltd.	1,076,510	22,940,428
Semtech Corp.(a)	690,420	32,760,429

		55,700,857

Software – 10.0%
ANSYS, Inc.(a)	195,220	32,968,754
Aspen Technology, Inc.(a)	317,618	30,424,628
Guidewire Software, Inc.(a)	336,309	28,989,836
HubSpot, Inc.(a)	220,250	27,333,025
Pivotal Software, Inc. – Class A(a)	479,670	11,008,427
SailPoint Technologies Holding, Inc.(a)	963,247	23,204,620
Splunk, Inc.(a)	355,780	34,190,458
Take-Two Interactive Software, Inc.(a)	223,323	25,239,965
Tyler Technologies, Inc.(a)	124,113	27,924,184

		241,283,897

Technology Hardware, Storage & Peripherals – 1.5%
Pure Storage, Inc. – Class A(a)	1,690,980	36,626,627

		648,184,207

Industrials – 23.8%
Aerospace & Defense – 1.3%
Hexcel Corp.	472,011	32,573,479

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Air Freight & Logistics – 2.1%
Expeditors International of Washington, Inc.	290,727	$22,144,675
XPO Logistics, Inc.(a)	276,990	27,621,443

		49,766,118

Building Products – 2.8%
AO Smith Corp.	517,650	30,815,704
Lennox International, Inc.	172,770	37,504,912

		68,320,616

Commercial Services & Supplies – 1.2%
Copart, Inc.(a)	504,310	28,942,351

Construction & Engineering – 1.1%
Dycom Industries, Inc.(a)	285,310	25,438,240

Electrical Equipment – 1.4%
AMETEK, Inc.	431,049	33,535,612

Industrial Conglomerates – 1.1%
Carlisle Cos., Inc.	213,878	26,272,774

Machinery – 6.8%
Gardner Denver Holdings, Inc.(a)	983,277	28,131,555
Gates Industrial Corp. PLC(a)	813,914	12,672,641
IDEX Corp.	287,193	44,107,101
Kennametal, Inc.	107,630	4,193,265
Lincoln Electric Holdings, Inc.	408,427	38,367,632
Nordson Corp.	268,000	35,941,480

		163,413,674

Professional Services – 1.1%
CoStar Group, Inc.(a)	64,432	26,794,047

Road & Rail – 1.2%
Knight-Swift Transportation Holdings, Inc.	881,680	28,698,684

Trading Companies & Distributors – 3.7%
SiteOne Landscape Supply, Inc.(a)	318,790	28,423,316
United Rentals, Inc.(a)	201,560	29,992,128
Watsco, Inc.	185,119	31,934,879

		90,350,323

		574,105,918

Health Care – 17.1%
Biotechnology – 9.7%
Aimmune Therapeutics, Inc.(a)	350,560	10,138,195
Ascendis Pharma A/S (Sponsored ADR)(a)(b)	180,520	12,264,529
BeiGene Ltd. (Sponsored ADR)(a)	62,199	11,796,662
Biohaven Pharmaceutical Holding Co., Ltd.(a)	350,032	12,083,105
Bluebird Bio, Inc.(a)	111,610	17,288,389
Blueprint Medicines Corp.(a)	184,488	10,984,416

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Clovis Oncology, Inc.(a)	255,590	$11,281,743
Exact Sciences Corp.(a)	645,550	37,732,397
Incyte Corp.(a)	200,740	13,357,240
Loxo Oncology, Inc.(a)	99,894	16,741,235
Madrigal Pharmaceuticals, Inc.(a)	42,990	11,049,720
Neurocrine Biosciences, Inc.(a)	327,970	32,957,705
Rubius Therapeutics, Inc.(a)(b)	323,992	6,803,832
Sage Therapeutics, Inc.(a)	102,312	14,765,668
Ultragenyx Pharmaceutical, Inc.(a)	198,001	15,663,859

		234,908,695

Health Care Equipment & Supplies – 3.2%
AxoGen, Inc.(a)	471,409	21,178,049
Inogen, Inc.(a)	137,500	27,396,875
Penumbra, Inc.(a)	199,249	28,343,170

		76,918,094

Health Care Technology – 1.7%
Teladoc, Inc.(a)(b)	694,656	41,575,162

Life Sciences Tools & Services – 1.6%
ICON PLC(a)	273,487	38,058,451

Pharmaceuticals – 0.9%
GW Pharmaceuticals PLC (Sponsored ADR)(a)(b)	74,233	10,026,651
Revance Therapeutics, Inc.(a)	364,727	10,485,901

		20,512,552

		411,972,954

Consumer Discretionary – 16.3%
Diversified Consumer Services – 4.5%
Bright Horizons Family Solutions, Inc.(a)	377,728	40,413,119
Chegg, Inc.(a)	1,014,042	28,088,963
Grand Canyon Education, Inc.(a)	355,933	41,476,873

		109,978,955

Hotels, Restaurants & Leisure – 3.9%
Chipotle Mexican Grill, Inc. – Class A(a)	43,270	18,764,468
Hilton Grand Vacations, Inc.(a)	993,803	34,375,646
Planet Fitness, Inc.(a)	869,813	41,333,514

		94,473,628

Internet & Direct Marketing Retail – 2.3%
Shutterfly, Inc.(a)	338,910	27,878,737
Wayfair, Inc. – Class A(a)(b)	258,630	28,144,116

		56,022,853

Multiline Retail – 1.2%
Ollie’s Bargain Outlet Holdings, Inc.(a)	411,822	28,621,629

Specialty Retail – 4.4%
Burlington Stores, Inc.(a)	229,170	35,019,468

16 | AB DISCOVERY GROWTH FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Five Below, Inc.(a)	403,288	$39,183,462
Floor & Decor Holdings, Inc. – Class A(a)	651,522	31,110,175

		105,313,105

		394,410,170

Financials – 8.1%
Banks – 3.9%
Cadence BanCorp	1,141,033	31,070,329
SVB Financial Group(a)	111,551	34,344,322
Wintrust Financial Corp.	334,580	29,352,703

		94,767,354

Capital Markets – 4.2%
Affiliated Managers Group, Inc.	162,688	26,031,707
Lazard Ltd. – Class A	755,403	41,018,383
Stifel Financial Corp.	595,213	32,814,092

		99,864,182

		194,631,536

Materials – 2.5%
Chemicals – 1.4%
PolyOne Corp.	787,314	35,311,033

Construction Materials – 1.1%
Martin Marietta Materials, Inc.	131,029	26,129,803

		61,440,836

Energy – 2.2%
Energy Equipment & Services – 1.6%
Cactus, Inc. – Class A(a)	538,879	17,632,121
Oceaneering International, Inc.	824,220	22,550,659

		40,182,780

Oil, Gas & Consumable Fuels – 0.6%
PDC Energy, Inc.(a)	220,200	13,868,196

		54,050,976

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 1.0%
Vonage Holdings Corp.(a)	1,824,559	23,372,601

Total Common Stocks (cost $1,663,668,181)		2,362,169,198

INVESTMENT COMPANIES – 0.7%
Funds and Investment Trusts – 0.7%
iShares Russell 2000 Growth ETF(b)(c) (cost $15,356,341)	88,910	18,453,271

PREFERRED STOCKS – 0.1%
Consumer Discretionary – 0.1%
Household Durables – 0.1%
Honest Co., Inc. (The) – Series D 0.00%(a)(d)(e)(f)	42,660	1,173,560

abfunds.com	AB DISCOVERY GROWTH FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Honest Co., Inc. (The) – Series E 0.00%(a)(d)(e)(f)	11,161	$209,842

Total Preferred Stocks (cost $2,170,718)		1,383,402

SHORT-TERM INVESTMENTS – 1.4%
Investment Companies – 1.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.74%(c)(g)(h) (cost $33,349,738)	33,349,738	33,349,738

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $1,714,544,978)		2,415,355,609

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.4%
Investment Companies – 3.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.74%(c)(g)(h) (cost $81,342,587)	81,342,587	81,342,587

Total Investments – 103.5% (cost $1,795,887,565)		2,496,698,196
Other assets less liabilities – (3.5)%		(83,804,706)

Net Assets – 100.0%		$2,412,893,490

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	Affiliated investments.

(h)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

July 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,681,195,240)	$2,382,005,871	(a)
Affiliated issuers (cost $114,692,325—including investment of cash collateral for securities loaned of $81,342,587)	114,692,325
Receivable for investment securities sold	5,234,285
Receivable for capital stock sold	5,094,189
Collateral due from Securities Lending Agent	1,880,000
Unaffiliated dividends receivable	115,754
Affiliated dividends receivable	35,757

Total assets	2,509,058,181

Liabilities
Payable for collateral received on securities loaned	83,222,587
Payable for investment securities purchased	9,796,092
Payable for capital stock redeemed	1,240,651
Management fee payable	1,228,118
Distribution fee payable	186,382
Transfer Agent fee payable	132,684
Administrative fee payable	24,618
Directors’ fees payable	2,092
Accrued expenses	331,467

Total liabilities	96,164,691

Net Assets	$2,412,893,490

Composition of Net Assets
Capital stock, at par	$1,885,154
Additional paid-in capital	1,398,094,341
Accumulated net investment loss	(4,817,143)
Accumulated net realized gain on investment transactions	316,920,507
Net unrealized appreciation on investments	700,810,631

	$2,412,893,490

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$713,181,066	57,462,179	$12.41	*

B	$943,996	120,029	$7.86

C	$42,669,903	5,378,110	$7.93

Advisor	$1,140,555,264	86,042,098	$13.26

R	$20,776,836	1,776,759	$11.69

K	$20,016,548	1,628,272	$12.29

I	$87,648,806	6,678,799	$13.12

Z	$387,101,071	29,429,179	$13.15

(a)	Includes securities on loan with a value of $80,561,941 (see Note E).

*	The maximum offering price per share for Class A shares was $12.96 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB DISCOVERY GROWTH FUND | 19

STATEMENT OF OPERATIONS

Year Ended July 31, 2018

Investment Income
Dividends
Unaffiliated issuers	$9,964,547
Affiliated issuers	1,692,452	$11,656,999

Expenses
Management fee (see Note B)	13,586,820
Distribution fee—Class A	1,469,650
Distribution fee—Class B	9,360
Distribution fee—Class C	379,158
Distribution fee—Class R	96,500
Distribution fee—Class K	43,780
Transfer agency—Class A	471,124
Transfer agency—Class B	1,143
Transfer agency—Class C	28,936
Transfer agency—Advisor Class	789,394
Transfer agency—Class R	44,548
Transfer agency—Class K	35,024
Transfer agency—Class I	79,042
Transfer agency—Class Z	66,016
Custodian	218,032
Registration fees	155,188
Printing	98,602
Administrative	77,158
Audit and tax	56,946
Legal	48,170
Directors’ fees	26,512
Miscellaneous	76,559

Total expenses	17,857,662
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(223,821)

Net expenses		17,633,841

Net investment loss		(5,976,842)

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		409,902,863
Net change in unrealized appreciation/depreciation of investments		172,992,318

Net gain on investment transactions		582,895,181

Net Increase in Net Assets from Operations		$576,918,339

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,976,842)	$(3,962,675)
Net realized gain on investment transactions	409,902,863	136,438,658
Net change in unrealized appreciation/depreciation of investments	172,992,318	190,677,732

Net increase in net assets from operations	576,918,339	323,153,715
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(39,900,235)	– 0	–
Class B	(90,553)	– 0	–
Class C	(3,562,981)	– 0	–
Advisor Class	(63,862,790)	– 0	–
Class R	(1,297,550)	– 0	–
Class K	(1,046,660)	– 0	–
Class I	(4,089,567)	– 0	–
Class Z	(19,596,943)	– 0	–
Capital Stock Transactions
Net decrease	(33,225,568)	(245,036,522)
Capital Contributions
Proceeds from regulatory settlement (see Note F)	1,347,496	– 0	–

Total increase	411,592,988	78,117,193
Net Assets
Beginning of period	2,001,300,502	1,923,183,309

End of period (including accumulated net investment loss of ($4,817,143) and ($4,794,264), respectively)	$2,412,893,490	$2,001,300,502

See notes to financial statements.

abfunds.com	AB DISCOVERY GROWTH FUND | 21

NOTES TO FINANCIAL STATEMENTS

July 31, 2018

NOTE A

Significant Accounting Policies

The AB Discovery Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using

abfunds.com	AB DISCOVERY GROWTH FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of July 31, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,362,169,198		$	– 0	–	$	– 0	–	$2,362,169,198
Investment Companies	18,453,271			– 0	–		– 0	–	18,453,271
Preferred Stocks	– 0	–		– 0	–		1,383,402		1,383,402
Short-Term Investments	33,349,738			– 0	–		– 0	–	33,349,738
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	81,342,587			– 0	–		– 0	–	81,342,587

Total Investments in Securities	2,495,314,794			– 0	–		1,383,402		2,496,698,196
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$2,495,314,794		$	– 0	–		$1,383,402		$2,496,698,196

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

abfunds.com	AB DISCOVERY GROWTH FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Preferred Stocks		Total
Balance as of 7/31/17	$1,724,104		$1,724,104
Accrued discounts/(premiums)	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(559,511)		(559,511)
Purchases	218,809		218,809
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 7/31/18	$1,383,402		$1,383,402

Net change in unrealized appreciation/depreciation from investments held as of 7/31/18(a)	$(559,511)		$(559,511)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

abfunds.com	AB DISCOVERY GROWTH FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the management agreement, the Fund pays the Adviser a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. Such fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2018, the reimbursement for such services amounted to $77,158.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $778,435 for the year ended July 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $11,709 from the sale of Class A shares and received $3,729, $300 and $1,584 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended July 31, 2018, such waiver amounted to $56,502.

A summary of the Fund’s transactions in AB mutual funds for the year ended July 31, 2018 is as follows:

Fund	Market Value 7/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 7/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$51,932	$549,928	$568,511	$33,349	$353
Government Money Market Portfolio*	107,423	1,167,784	1,193,864	81,343	1,339

Total				$114,692	$1,692

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended July 31, 2018 amounted to $1,098,433, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Fund’s

abfunds.com	AB DISCOVERY GROWTH FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .23% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,746,278, $2,971,757, $518,777 and $321,273 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,556,810,541		$1,715,040,065
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,815,180,538

Gross unrealized appreciation	$740,236,240
Gross unrealized depreciation	(58,718,582)

Net unrealized appreciation	$681,517,658

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivatives transactions for the year ended July 31, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset

abfunds.com	AB DISCOVERY GROWTH FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At July 31, 2018, the Fund had securities on loan with a value of $80,561,941 and had received cash collateral which has been invested into Government Money Market Portfolio of $81,342,587. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $1,339,079 from Government Money Market Portfolio and paid a net rebate expense to the borrower, for the year ended July 31, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended July 31, 2018, such waiver amounted to $167,319. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended July 31, 2018	Year Ended July 31, 2017		Year Ended July 31, 2018	Year Ended July 31, 2017

Class A
Shares sold	5,298,852	4,107,197		$63,300,792	$37,685,931

Shares issued in reinvestment of distributions	3,178,179	– 0	–	33,784,043	– 0	–

Shares converted from Class B	24,634	49,616		271,929	450,852

Shares converted from Class C	50,911	738,051		565,438	7,285,973

Shares redeemed	(7,496,443)	(16,056,561)		(84,722,245)	(146,896,167)

Net increase (decrease)	1,056,133	(11,161,697)		$13,199,957	$(101,473,411)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended July 31, 2018	Year Ended July 31, 2017		Year Ended July 31, 2018	Year Ended July 31, 2017

Class B
Shares sold	14,287	25,958		$111,010	$160,169

Shares issued in reinvestment of distributions	13,078	– 0	–	88,538	– 0	–

Shares converted to Class A	(38,053)	(74,621)		(271,929)	(450,852)

Shares redeemed	(16,012)	(44,407)		(116,743)	(276,363)

Net decrease	(26,700)	(93,070)		$(189,124)	$(567,046)

Class C
Shares sold	1,065,758	446,075		$8,214,345	$2,749,300

Shares issued in reinvestment of distributions	476,968	– 0	–	3,257,694	– 0	–

Shares converted to Class A	(78,498)	(1,103,735)		(565,438)	(7,285,973)

Shares redeemed	(1,498,065)	(2,976,793)		(10,886,801)	(18,175,398)

Net increase (decrease)	(33,837)	(3,634,453)		$19,800	$(22,712,071)

Advisor Class
Shares sold	14,490,504	13,700,791		$181,775,955	$133,730,601

Shares issued in reinvestment of distributions	4,071,223	– 0	–	46,126,960	– 0	–

Shares redeemed	(23,909,044)	(26,309,071)		(293,144,032)	(256,521,781)

Net decrease	(5,347,317)	(12,608,280)		$(65,241,117)	$(122,791,180)

Class R
Shares sold	408,336	602,570		$4,596,810	$5,177,746

Shares issued in reinvestment of distributions	129,194	– 0	–	1,297,108	– 0	–

Shares redeemed	(667,775)	(2,506,479)		(7,160,070)	(21,686,419)

Net decrease	(130,245)	(1,903,909)		$(1,266,152)	$(16,508,673)

Class K
Shares sold	529,136	570,587		$6,069,621	$5,236,370

Shares issued in reinvestment of distributions	99,304	– 0	–	1,046,660	– 0	–

Shares redeemed	(711,960)	(760,296)		(7,823,510)	(6,833,128)

Net decrease	(83,520)	(189,709)		$(707,229)	$(1,596,758)

abfunds.com	AB DISCOVERY GROWTH FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended July 31, 2018	Year Ended July 31, 2017		Year Ended July 31, 2018	Year Ended July 31, 2017

Class I
Shares sold	2,749,655	4,098,302		$33,426,701	$38,644,500

Shares issued in reinvestment of distributions	364,320	– 0	–	4,087,665	– 0	–

Shares redeemed	(8,440,133)	(10,472,682)		(94,777,223)	(101,636,798)

Net decrease	(5,326,158)	(6,374,380)		$(57,262,857)	$(62,992,298)

Class Z
Shares sold	9,997,443	14,590,756		$117,485,797	$148,229,507

Shares issued in reinvestment of distributions	1,743,500	– 0	–	19,596,942	– 0	–

Shares redeemed	(4,851,139)	(6,624,746)		(58,861,585)	(64,624,592)

Net increase	6,889,804	7,966,010		$78,221,154	$83,604,915

For the year ended July 31, 2018, the Fund recorded $1,347,496 related to settlements of regulatory proceedings. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because of concentrated investments in a particular market sector, such as the technology, industrials or financial services sector. Market or economic factors affecting that sector could have a major effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2018 and July 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Net long-term capital gains	$133,447,279	$	– 0	–

Total taxable distributions paid	$133,447,279	$	– 0	–

As of July 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$44,969,174
Undistributed capital gains	286,427,163
Unrealized appreciation/(depreciation)	681,517,658	(a)

Total accumulated earnings/(deficit)	$1,012,913,995

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the tax treatment of partnership investments.

abfunds.com	AB DISCOVERY GROWTH FUND | 35

NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of July 31, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the tax treatment of passive foreign investment companies (PFICs), the tax treatment of proceeds from a regulatory settlement, and the tax treatment of partnership investments resulted in a net decrease in accumulated net investment loss, a net decrease in accumulated net realized gain on investment transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended July 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.16	$ 8.58	$ 9.77	$ 9.13	$ 8.82

Income From Investment Operations
Net investment loss(a)	(.05	)(b)	(.03	)(b)†	(.04	)(b)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	3.02	1.61	(.65)	1.42	.88
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.98	1.58	(.68)	1.35	.84

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)

Net asset value, end of period	$ 12.41	$ 10.16	$ 8.58	$ 9.77	$ 9.13

Total Return
Total investment return based on net asset value(c)*	30.56%	18.41	%†	(6.90)%	15.62%	9.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$713,181	$573,081	$580,016	$1,088,392	$702,185
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	.97%	.99%	.99%	1.04%
Expenses, before waivers/reimbursements(d)	.96%	.99%	.99%	.99%	1.04%
Net investment loss	(.42	)%(b)	(.33	)%(b)†	(.48	)%(b)	(.75)%	(.43)%
Portfolio turnover rate	72%	70%	67%	59%	74%

See footnote summary on page 45.

abfunds.com	AB DISCOVERY GROWTH FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended July 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 6.73	$ 5.73	$ 6.76	$ 6.58	$ 6.54

Income From Investment Operations
Net investment loss(a)	(.09	)(b)	(.07	)(b)†	(.07	)(b)	(.10)	(.09)
Net realized and unrealized gain (loss) on investment transactions	1.95	1.07	(.46)	.99	.66
Capital contributions	.00	(e)	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.86	1.00	(.52)	.89	.57

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)

Net asset value, end of period	$ 7.86	$ 6.73	$ 5.73	$ 6.76	$ 6.58

Total Return
Total investment return based on net asset value(c)*	29.43	%‡	17.45	%†‡	(7.64	)%‡	14.62%	8.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$944	$987	$1,374	$2,358	$3,382
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.76%	1.79%	1.81%	1.80%	1.83%
Expenses, before waivers/reimbursements(d)	1.77%	1.80%	1.81%	1.80%	1.83%
Net investment loss	(1.22	)%(b)	(1.10	)%(b)†	(1.30	)%(b)	(1.55)%	(1.28)%
Portfolio turnover rate	72%	70%	67%	59%	74%

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended July 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 6.78	$ 5.77	$ 6.81	$ 6.61	$ 6.57

Income From Investment Operations
Net investment loss(a)	(.09	)(b)	(.06	)(b)†	(.07	)(b)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment transactions	1.97	1.07	(.47)	1.01	.65
Capital contributions	.00	(e)	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.88	1.01	(.53)	.91	.57

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)

Net asset value, end of period	$ 7.93	$ 6.78	$ 5.77	$ 6.81	$ 6.61

Total Return
Total investment return based on net asset value(c)*	29.51%	17.50	%†	(7.73)%	14.87%	8.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,670	$36,692	$52,223	$72,549	$72,360
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.74%	1.77%	1.76%	1.81%
Expenses, before waivers/reimbursements(d)	1.73%	1.76%	1.77%	1.76%	1.81%
Net investment loss	(1.19	)%(b)	(1.06	)%(b)†	(1.25	)%(b)	(1.52)%	(1.18)%
Portfolio turnover rate	72%	70%	67%	59%	74%

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended July 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.78	$ 9.09	$ 10.30	$ 9.56	$ 9.19

Income From Investment Operations
Net investment loss(a)	(.02	)(b)	(.01	)(b)†	(.02	)(b)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.22	1.70	(.69)	1.50	.92
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.21	1.69	(.70)	1.45	.90

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)

Net asset value, end of period	$ 13.26	$ 10.78	$ 9.09	$ 10.30	$ 9.56

Total Return
Total investment return based on net asset value(c)*	30.96%	18.59	%†	(6.72)%	15.98%	9.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,140,555	$985,457	$945,302	$939,463	$736,947
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.74%	.76%	.76%	.81%
Expenses, before waivers/reimbursements(d)	.73%	.76%	.77%	.76%	.81%
Net investment loss	(.18	)%(b)	(.11	)%(b)†	(.24	)%(b)	(.52)%	(.19)%
Portfolio turnover rate	72%	70%	67%	59%	74%

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended July 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.65	$ 8.18	$ 9.38	$ 8.83	$ 8.57

Income From Investment Operations
Net investment loss(a)	(.09	)(b)	(.06	)(b)†	(.07	)(b)	(.10)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.85	1.53	(.63)	1.36	.86
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.77	1.47	(.69)	1.26	.79

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)

Net asset value, end of period	$ 11.69	$ 9.65	$ 8.18	$ 9.38	$ 8.83

Total Return
Total investment return based on net asset value(c)*	29.98%	17.83	%†	(7.19)%	15.11%	9.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,777	$18,402	$31,192	$31,707	$25,320
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.37%	1.37%	1.39%	1.38%	1.41%
Expenses, before waivers/reimbursements(d)	1.38%	1.39%	1.39%	1.38%	1.41%
Net investment loss	(.84	)%(b)	(.64	)%(b)†	(.87	)%(b)	(1.14)%	(.75)%
Portfolio turnover rate	72%	70%	67%	59%	74%

See footnote summary on page 45.

abfunds.com	AB DISCOVERY GROWTH FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended July 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.08	$ 8.53	$ 9.73	$ 9.10	$ 8.80

Income From Investment Operations
Net investment loss(a)	(.06	)(b)	(.04	)(b)†	(.05	)(b)	(.08)	(.04)
Net realized and unrealized gain (loss) on investment transactions	2.99	1.59	(.65)	1.42	.87
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.94	1.55	(.69)	1.34	.83

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)

Net asset value, end of period	$ 12.29	$ 10.08	$ 8.53	$ 9.73	$ 9.10

Total Return
Total investment return based on net asset value(c)*	30.40%	18.17	%†	(7.03)%	15.56%	9.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,016	$17,262	$16,222	$20,556	$18,460
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.09%	1.11%	1.10%	1.10%	1.13%
Expenses, before waivers/reimbursements(d)	1.10%	1.12%	1.10%	1.10%	1.13%
Net investment loss	(.56	)%(b)	(.47	)%(b)†	(.58	)%(b)	(.86)%	(.47)%
Portfolio turnover rate	72%	70%	67%	59%	74%

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended July 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.68	$ 9.01	$ 10.20	$ 9.48	$ 9.11

Income From Investment Operations
Net investment loss(a)	(.02	)(b)	(.01	)(b)†	(.02	)(b)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	3.18	1.68	(.67)	1.48	.92
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.17	1.67	(.68)	1.43	.90

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	(.53)

Net asset value, end of period	$ 13.12	$ 10.68	$ 9.01	$ 10.20	$ 9.48

Total Return
Total investment return based on net asset value(c)*	30.87%	18.54	%†	(6.59)%	15.90%	9.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,649	$128,235	$165,508	$195,036	$220,183
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74%	.74%	.75%	.76%	.77%
Expenses, before waivers/reimbursements(d)	.75%	.76%	.76%	.76%	.77%
Net investment loss	(.16	)%(b)	(.07	)%(b)†	(.23	)%(b)	(.51)%	(.16)%
Portfolio turnover rate	72%	70%	67%	59%	74%

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended July 31,
May 30, 2014(f) to July 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.70	$ 9.01	$ 10.21	$ 9.48	$ 9.37

Income From Investment Operations
Net investment income (loss)(a)	(.02	)(b)	(.01	)(b)†	(.01	)(b)	(.05)	.01
Net realized and unrealized gain (loss) on investment transactions	3.19	1.70	(.69)	1.49	.10
Capital contributions	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.18	1.69	(.69)	1.44	.11

Less: Distributions
Distributions from net realized gain on investment transactions	(.73)	– 0	–	(.51)	(.71)	– 0	–

Net asset value, end of period	$ 13.15	$ 10.70	$ 9.01	$ 10.21	$ 9.48

Total Return
Total investment return based on net asset value(c)	30.91	%*	18.76	%*†	(6.68	)%*	16.01	%*	1.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$387,101	$241,185	$131,346	$199,256	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.66%	.68%	.68%	.68%	.67	%^
Expenses, before waivers/reimbursements(d)	.67%	.69%	.68%	.68%	.67	%^
Net investment income (loss)	(.15	)%(b)	(.11	)%(b)†	(.15	)%(b)	(.49)%	.73	%^
Portfolio turnover rate	72%	70%	67%	59%	74%

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended July 31, 2018 and July 31, 2017, such waiver amounted to .01% and .01%, respectively.

(e)	Amount is less than $.005.

(f)	Commencement of distributions.

†	For the year ended July 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.001	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2017, July 31, 2016, July 31, 2015 and July 31, 2014 by .02%, .02%, .02% and .01%, respectively.

Includes the impact of proceeds recorded and credited to the Fund resulting from regulatory settlements, which enhanced the Fund’s performance for the years ended July 31, 2018 and July 31, 2016 by .07% and .13%, respectively.

‡

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

abfunds.com	AB DISCOVERY GROWTH FUND | 45

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB Discovery Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Discovery Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of July 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

September 26, 2018

abfunds.com	AB DISCOVERY GROWTH FUND | 47

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

William H. Foulk, Jr.(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Bruce K. Aronow(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Small/Mid Cap Growth Investment Team. Ms. Lau and Messrs. Aronow, Kirpalani and Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME*, ADDRESS, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME*, ADDRESS, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.## Chairman of the Board 76 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME*, ADDRESS, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr.## 86 (1992)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME*, ADDRESS, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME*, ADDRESS, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME*, ADDRESS, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Funds Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB DISCOVERY GROWTH FUND | 55

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Bruce K. Aronow 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013. He is also Chief Investment Officer Small and SMID Cap Growth Equities.

N. Kumar Kirpalani 64	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Samantha S. Lau 45	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2013. She is also Co-Chief Investment Officer of Small and SMID Cap Growth Equities.

Wen-Tse Tseng 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2013.

Stephen M. Woetzel 46	Controller	Senior Vice President of ABIS,** with which he has been associated since prior to 2013.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2013.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Discovery Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

abfunds.com	AB DISCOVERY GROWTH FUND | 57

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits

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relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with

abfunds.com	AB DISCOVERY GROWTH FUND | 59

large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating

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services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

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Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

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Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

All China Equity Portfolio

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB DISCOVERY GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DG-0151-0718

ITEM 2.	CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Discovery Growth	2017	$32,861	$137	$20,459
	2018	$32,861	$219	$21,011

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Discovery Growth	2017	$549,502	$20,597
			$(137)
			$(20,459)

	2018	$850,420	$21,230
			$(219)
			$(21,011)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Discovery Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	September 28, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	September 28, 2018